UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2011

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 792-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Air Methods Corporation, a Delaware corporation (the “Company”), is filing this Form 8-K/A to amend and supplement Item 9.01 and the Exhibits to the Current Report on Form 8-K previously filed on August 4, 2011 (“Initial Form 8-K”) and thereafter amended by the Form 8-K/A (Amendment No. 1) filed on October 17, 2011 (“Amendment No. 1”).

This Form 8-K/A includes: (a) a revised Exhibit 99.3 (the unaudited pro forma financial statements of OF Air Holdings Corporation and its subsidiaries); and (b) the audited consolidated financial statements of OF Air Holdings Corporation and its subsidiaries as of and for the years ended March 31, 2011 and 2010, and the Report of Independent Auditors thereon (attached as Exhibit 99.4).

Exhibit 99.3 was revised as a result of the previously disclosed restatement of the Company’s consolidated balance sheets as of December 31, 2010 and 2009, and the related consolidated statements of income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2010 included in the Company’s December 31, 2010 Annual Report on Form 10-K/A and the consolidated interim financial statements included in the Company’s Forms 10-Q/A as of and for the quarter and year to date periods ended March 31, 2011; June 30, 2011 and September 30, 2011, and related 2010 comparative prior quarter and year to date periods included in those Form 10-Q/A’s.  In addition to the foregoing, Exhibit 99.3 was revised to reflect adjustments to final closing numbers and to incorporate modifications made to the audited consolidated financial statements of OF Air Holdings Corporation and its subsidiaries for compliance with Regulation S-X.

This Form 8-K/A is being filed for the purposes described above.  All other information in the Initial Form 8-K and Amendment No. 1 remains unchanged.

ITEM 9.01	Financial Statements and Exhibits

(a)           Financial Statements and Exhibits

The following are attached to this Form 8-K/A as Exhibit 99.4 and incorporated herein by reference: the audited consolidated financial statements of OF Air Holdings Corporation and its subsidiaries as of and for the years ended March 31, 2011 and 2010, and the Report of Independent Auditors thereon.

(b)           Pro Forma Financial Information

The following are attached to this Form 8-K/A as Exhibit 99.3 and incorporated herein by reference: (a) the unaudited pro forma combined balance sheet as of
June 30, 2011, as adjusted for the acquisition of OF Air Holdings Corporation and its subsidiaries, as if the acquisition had occurred on June 30, 2011; and (b) the unaudited pro forma combined statements of income for the six months ended June 30, 2011, and the year ended December 31, 2010, which combines the historical operations of the Company with the historical operations of OF Air Holdings Corporation and its subsidiaries as if the transaction had occurred on January 1, 2010 (collectively, the “Pro Forma Statements”).

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(d)           Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm.

99.3	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2011, and the Unaudited Pro Forma Combined Statements of Income for the Six Months Ended June 30, 2011, and the Year Ended December 31, 2010.

99.4	Audited Consolidated Financial Statements of OF Air Holdings Corporation and its subsidiaries as of and for the years ended March 31, 2011 and 2010, and the Report of Independent Auditors thereon.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: December 22, 2011	By:	/s/ Trent J. Carman
Trent J. Carman, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm.

99.3	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2011, and the Unaudited Pro Forma Combined Statements of Income for the Six Months Ended June 30, 2011, and the Year Ended December 31, 2010.

99.4	Audited Consolidated Financial Statements of OF Air Holdings Corporation and its subsidiaries as of and for the years ended March 31, 2011 and 2010, and the Report of Independent Auditors thereon.